UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported) September 30, 2010
UNITED AMERICAN HEALTHCARE CORPORATION

(Exact name of registrant as specified in its charter)

Michigan	001-11638	38-2526913

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 River Place, Suite 4950, Detroit, Michigan	48207

(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code	(313) 393-4571
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 5.07	Submission of Matters to a Vote of Security Holders.
     At the annual meeting of shareholders of United American Healthcare Corporation (the “Company”) on September 30, 2010, and following adjournment, October 1, 2010, shareholders: (1) elected all nine of the Company’s director nominees; and (2) ratified the appointment of UHY LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2011. The results of the voting are shown below, including the tabulation regarding the nominees of Strategic Turnaround Equity Partners, LP (Cayman) (the “Strategic Group”). There were no broker non-votes for either of the two proposals.
     Prior to the annual meeting of shareholders, on March 19, 2010, the Company entered into a Voting and Standstill Agreement with St. George Investments, LLC (“St. George”), a shareholder of the Company and an affiliate of John M. Fife, whereby St. George caused the withdrawal of Mr. Fife’s slate of director nominees. Additional details of the Voting and Standstill Agreement are found in the Company’s revised definitive proxy statement filed with the U.S. Securities and Exchange Commission on September 10, 2010, which is incorporated herein by reference.
Proposal 1—Election of Directors

For Terms Expiring at the 2011 Annual Meeting	Votes For	Votes Withheld
William C. Brooks(1)	4,293,861	63,604
John M. Fife(1)	4,296,861	60,604

For Terms Expiring at the 2012 Annual Meeting	Votes For	Votes Withheld
Darrel W. Francis(1)	4,294,501	62,964
Tom A. Goss(1)	4,294,501	62,964
Emmett S. Moten, Jr.(1)	4,293,861	63,604
Gary L. Herman(2)	3,546,922	20,770
Seth M. Lukash(2)	3,546,322	21,370
Fred Zeidman(2)	3,546,322	21,370

For Terms Expiring at the 2013 Annual Meeting	Votes For	Votes Withheld
Grayson Beck(1)	4,298,001	59,464
Herbert J. Bellucci(1)	4,297,901	59,564
Richard M. Brown, D.O.(1)	4,294,361	63,104
Ronald E. Hall, Sr.(1)	4,294,361	63,104
Howard Brod Brownstein(2)	3,546,272	21,420
Martin R. Wade, III(2)	3,546,272	21,420

(1)	Director nominees of the Company.

(2)	Director nominees of the Strategic Group.
Proposal 2—Ratification of Appointment of Independent Registered Public Accounting Firm

Votes For	Votes Against	Abstain
5,307,466	1,461,674	5,300

Item 8.01	Other Events.
On October 1, 2010, the Company issued a press release announcing the results of its annual meeting of shareholders. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated October 1, 2010, titled “United American Healthcare Corporation Announces Results of Annual Meeting of Shareholders”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 5, 2010	UNITED AMERICAN HEALTHCARE CORPORATION
	By:	/s/ William L. Dennis
		Name:	William L. Dennis
		Title:	Chief Financial Officer and Treasurer

Exhibit Index

Exhibit No.	Description
99.1	Press Release, dated October 1, 2010, titled “United American Healthcare Corporation Announces Results of Annual Meeting of Shareholders”

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